UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2014

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On January 27, 2014, WellCare Health Plans, Inc. (the “Company”) announced that effective today, Kenneth A. Burdick joined the Company as its President, National Health Plans.

Mr. Burdick, age 55, previously served as the President and Chief Executive Officer of Blue Cross and Blue Shield of Minnesota, a non-profit health plan, from February 2012 to July 2012. From August 2010 to February 2012, Mr. Burdick served as Chief Executive Officer of the Medicaid and Behavioral Health (MHNet) businesses of Coventry Health Care, a healthcare services company. Prior to that, from October 1995 to May 2009, Mr. Burdick was with UnitedHealth Group, a diversified health and well-being company, serving in the following positions: from May 2008 to May 2009, he was the Chief Executive Officer of Secure Horizons, a Medicare business; from November 2006 to May 2008, he was the Chief Executive Officer of UnitedHealthcare's Commercial Business; from April 2004 to November 2006, he was Chief Executive Officer of UnitedHealthcare's Southwest Region and President of UnitedHealthcare Public Sector; from January 2000 to April 2004 he was the Chief Executive Officer of UnitedHealthcare of Arizona. Prior to that, he was the head of the national underwriting organization for all lines of business and the general manager of the central Texas operation. He received his B.A. from Amherst College and his J.D. from University of Connecticut School of Law.

(e) In connection with Mr. Burdick’s appointment as the Company’s President, National Health Plans, Mr. Burdick and Comprehensive Health Management, Inc., a subsidiary of the Company, have executed an offer letter, dated January 7, 2014 (the “Offer Letter”). The material terms of the Offer Letter are as follows:

•
Mr. Burdick will receive an annual base salary of $550,000 and will be eligible to participate in the Company’s short-term and long-term incentive programs on the same terms as other senior executives of the Company. Mr. Burdick’s annual short-term incentive target, expressed as a percentage of base salary, is 100%, and his annual long-term incentive target, expressed as a percentage of base salary, is 225%.

•
For 2014, Mr. Burdick will be granted long-term incentive awards on the same date and on the same terms and conditions, and be awarded in the same proportion as to forms of equity, as awards granted to other senior executives of the Company for 2014. Such awards are expected to be granted at the conclusion of the Company’s annual performance review process in late February 2014.

•	Mr. Burdick will be reimbursed for expenses associated with relocating to the Tampa area under the Company’s relocation assistance program (the “Relocation Assistance Program”).

•
Mr. Burdick will be eligible to participate in the Company-provided benefits offered generally to our associates, including a 401(k) retirement savings plan with Company matching contributions, welfare benefit programs and paid time off, leave of absence and similar policies. In addition to these benefits, Mr. Burdick may elect to receive supplemental long-term disability coverage provided by the Company.

Mr. Burdick also entered into a standard form of indemnification agreement (the “Indemnification Agreement”) with the Company.

As President, National Health Plans, Mr. Burdick is a participant in the Company’s Executive Severance Plan (the “Executive Severance Plan”). Under the Executive Severance Plan, Mr. Burdick is eligible for severance benefits of one times his then current base salary and short-term incentive bonus in the event of a termination of his employment by the Company for reasons other than for cause, death or disability or by Mr. Burdick for good reason, if such termination is not in connection with a change in control, and severance benefits equal to two times his then current base salary and short-term incentive bonus in the event of a termination of his employment by the Company for reasons other than for cause, death or disability or by Mr. Burdick for good reason, if such termination is in connection with a change in control. Mr. Burdick will be subject to certain restrictive covenants such as confidentiality, non-competition, non-solicitation and non-disparagement during his employment and in certain cases for specified periods of time after the termination of his employment. Severance benefits under the Executive Severance Plan are contingent on Mr. Burdick’s compliance with such covenants.

The above descriptions of the Offer Letter, Relocation Assistance Program, Indemnification Agreement and Executive Severance Plan are not complete and are qualified entirely by reference to the text of those documents. A copy of the Offer Letter is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. A summary of the Relocation Assistance Program is attached as Exhibit 10.13 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on August 9, 2010 and is incorporated herein by reference. A copy of the form of Indemnification Agreement is attached as Exhibit 10.8 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on August 9, 2010 and is incorporated herein by reference. A copy of the Executive Severance Plan is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing Mr. Burdick’s employment with the Company is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Exhibit 99.1 furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
10.1	Offer Letter, by and between Comprehensive Health Management, Inc. and Kenneth Burdick, dated January 7, 2014
10.2	Executive Severance Plan (effective as of December 12, 2013)
99.1	Press Release dated January 27, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
January 27, 2014	/s/ Lisa G. Iglesias Lisa G. Iglesias Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Offer Letter, by and between Comprehensive Health Management, Inc. and Kenneth Burdick, dated January 7, 2014
10.2	Executive Severance Plan (effective as of December 12, 2013)
99.1	Press Release dated January 27, 2014